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                                                                 Exhibit 23



                            CONSENT OF INDEPENDENT
                                 ACCOUNTANTS




We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (No. 333-63880) of Monro Muffler Brake, Inc. of our report dated September 24, 2001 relating to the financial statements of Monro Muffler Brake, Inc. 401(k) Plan, which appears in the Form 11-K.



PricewaterhouseCoopers LLP


Rochester, New York
October 11, 2001




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